        MORGAN STANLEY INSTITUTIONAL FUNDS, TRUST - MUNICIPAL PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2008 - SEPTEMBER 30, 2008

                                                                        Amount of        % of       % of
                                            Offering       Total          Shares       Offering    Funds
   Security      Purchase/    Size of       Price of     Amount of      Purchased     Purchased     Total                  Purchased
   Purchased     Trade Date   Offering       Shares      Offering        By Fund       By Fund     Assets     Brokers         From
---------------- ----------- ----------- ----------- ---------------- --------------- ---------- ---------- ------------- ----------
 New York         04/16/08       -         $102.917   $475,400,000.00     2,775,000     0.58%      0.25%      Banc of      Banc of
  NY                                                                                                          America      America
                                                                                                            Securities
                                                                                                            LLC, Morgan
                                                                                                             Stanley,
                                                                                                            DEPFA First
                                                                                                              Albany
                                                                                                            Securities
                                                                                                               LLC,
                                                                                                             Wachovia
                                                                                                                Bank,
                                                                                                              National
                                                                                                            Association

 Merrill Lynch    04/22/08        -         $25.000  $2,550,000,000.00     116,000    0.11%       0.25%       Merrill     Merrill
 & Company PFD                                                                                                Lynch &      Lynch
     8.625                                                                                                   Co., Citi,
                                                                                                               Morgan
                                                                                                              Stanley,
                                                                                                                UBS
                                                                                                             Investment
                                                                                                               Bank,
                                                                                                               Credit
                                                                                                              Suisse,
                                                                                                              Wachovia
                                                                                                            Securities,
                                                                                                              Banc of
                                                                                                              America
                                                                                                             Securities
                                                                                                                LLC,
                                                                                                              Barclays
                                                                                                              Capital,
                                                                                                                BB&T
                                                                                                              Capital
                                                                                                              Markets,
                                                                                                              Deutsche
                                                                                                                Bank
                                                                                                            Securities,
                                                                                                               Lehman
                                                                                                             Brothers,
                                                                                                               Morgan
                                                                                                              Keegan &
                                                                                                              Company,
                                                                                                              Inc. RBC
                                                                                                              Capital
                                                                                                              Markets,
                                                                                                                RBS
                                                                                                             Greenwich
                                                                                                              Capital,
                                                                                                              SunTrust
                                                                                                              Robinson
                                                                                                             Humphrey,
                                                                                                            Wells Fargo
                                                                                                             Securities

  Kentucky St     04/30/08        -        $104.559  $205,080,000.00   1,225,000.000    0.60%       0.11%      Morgan      Citigroup
 PPTY & BLDGS                                                                                                 Stanley,
  Comm 5.000%                                                                                                  J.J.N.
 due 11/1/2025                                                                                               Hilliard,
                                                                                                            W.L. Lyons,
                                                                                                                LLC,
                                                                                                             JPMorgan,
                                                                                                               First
                                                                                                              Kentucky
                                                                                                             Securities
                                                                                                               Corp.,
                                                                                                              NatCity
                                                                                                            Investments,
                                                                                                                Inc.
                                                                                                              Wachovia
                                                                                                            Bank, N.A.,
                                                                                                               Ross,
                                                                                                            Sinclaire &
                                                                                                            Associates,
                                                                                                              LLC, UBS
                                                                                                             Investment
                                                                                                               Bank,
                                                                                                               Morgan
                                                                                                              Keegan &
                                                                                                             Co., Inc.,
                                                                                                             Edward D.
                                                                                                              Jones &
                                                                                                             Co., L.P.,
                                                                                                              Merrill
                                                                                                            Lynch & Co.

  New York St     05/02/08        -       $103.369    $281,165,000.00   11,750,000.00    4.17%       1.03%     Citi,       Goldman
Dorm Auth Revs                                                                                               JPMorgan,      Sachs
 On 5.000% due                                                                                                Merrill
   7/1/2026                                                                                                    Lynch,
                                                                                                              Goldman,
                                                                                                              Sachs &
                                                                                                            Co., Lehman
                                                                                                             Brothers,
                                                                                                               Morgan
                                                                                                              Stanley,
                                                                                                              Sterne,
                                                                                                               Agee &
                                                                                                               Leach,
                                                                                                             Inc., UBS
                                                                                                             Investment
                                                                                                             Bank, Loop
                                                                                                              Capital
                                                                                                              Markets,
                                                                                                              LLC, MR
                                                                                                               Beal &
                                                                                                              Company

     Wells        05/12/08        -        $100.000  $2,500,000,000.00   3,010,000      0.12%       0.25%    JPMorgan,     JPMorgan
    Fargo                                                                                                       UBS       Securities
 Capital XIII                                                                                                Investment
  7.700% due                                                                                                   Bank,
  12/29/2049                                                                                                  Merrill
                                                                                                              Lynch &
                                                                                                            Co., Morgan
                                                                                                              Stanley,
                                                                                                               Wells
                                                                                                               Fargo
                                                                                                            Institutional
                                                                                                             Brokerage
                                                                                                             and Sales

 The Turnpike     08/01/08        -       $102.503   $195,665,000.00     6,650,000       3.39%      0.55%    Goldman,       Goldman
 Authority of                                                                                                 Sachs &        Sachs
  Kentucky                                                                                                  Co., Morgan
  5.000% due                                                                                                  Stanley,
  07/01/2024                                                                                                   Citi,
                                                                                                               J.J.B.
                                                                                                              Hilliard,
                                                                                                              W.L. Lyons,
                                                                                                                LLC,
                                                                                                              Wachovia
                                                                                                              Bank, NA,
                                                                                                               NatCity
                                                                                                            Investments,
                                                                                                               Inc.,
                                                                                                             Edward D.
                                                                                                              Jones &
                                                                                                             Co., L.P.,
                                                                                                               Morgan
                                                                                                              Keegan &
                                                                                                             Co., Inc.,
                                                                                                               First
                                                                                                              Kentucky
                                                                                                             Securities
                                                                                                               Corp.,
                                                                                                               Ross,
                                                                                                            Sinclaire &
                                                                                                            Associates,
                                                                                                                LLC,
                                                                                                              Merrill
                                                                                                              Lynch &
                                                                                                            Co., Morgan
                                                                                                              Stanley,
                                                                                                              JPMorgan

  Klein           08//01/08        -      $101.324   $184,905,000.00     3,955,000       2.13%       0.32%     First         First
Independent                                                                                                  Southwest     Southwest
  School                                                                                                     Company,
   District                                                                                                  Southwest
  5.000% due                                                                                                Securities,
  08/01/2027                                                                                                   Morgan
                                                                                                              Keegan &
                                                                                                             Co., Inc.,
                                                                                                            DEPFA First
                                                                                                              Albany,
                                                                                                              Raymond
                                                                                                              James &
                                                                                                            Associates,
                                                                                                               Inc.,
                                                                                                               Morgan
                                                                                                              Stanley,
                                                                                                             Ramirez &
                                                                                                             Co., Inc.

   New York        08/01/08        -      $101.236   $150,100,000.00     1,905,000       1.26%       0.15%   DEPFA First    First
   City Mun                                                                                                   Albany        Albany
   Water Fin                                                                                                 Securities      Corp.
   Authority                                                                                                  LLC, M.R.
  5.000% due                                                                                                   Beal &
   6/15/2029                                                                                                  Company,
                                                                                                              Merrill
                                                                                                              Lynch &
                                                                                                             Co., Banc
                                                                                                             of America
                                                                                                             Securities
                                                                                                                LLC,
                                                                                                             JPMorgan,
                                                                                                              Morgan
                                                                                                              Stanley,
                                                                                                               Piper
                                                                                                              Jaffray,
                                                                                                               Citi,
                                                                                                               Lehman
                                                                                                             Brothers,
                                                                                                              Raymond
                                                                                                              James &
                                                                                                            Associates,
                                                                                                               Inc.,
                                                                                                              Prager,
                                                                                                              Sealy &
                                                                                                               Co.,
                                                                                                                LLC,
                                                                                                            Roosevelt &
                                                                                                               Cross
                                                                                                            Incorporated,
                                                                                                              Siebert
                                                                                                             Brandford
                                                                                                              Shank &
                                                                                                             CO., LLC,
                                                                                                              Goldman,
                                                                                                              Sacahs &
                                                                                                             Co., Loop
                                                                                                              Capital
                                                                                                              Markets
                                                                                                                LLC,
                                                                                                              Wachovia
                                                                                                               Bank,
                                                                                                              National
                                                                                                            Association,
                                                                                                            RBC Capital
                                                                                                              Markets

The City of       08/08/08        -        $102.182  $965,000,000.00      8,100,000     0.83%       0.66%     Cabrera      JPMorgan
 New York                                                                                                     Capital     Securities
                                                                                                              Markets,
                                                                                                               Inc.,
                                                                                                               Janney
                                                                                                             Montgomery
                                                                                                             Scott LLC,
                                                                                                              Commerce
                                                                                                              Capital
                                                                                                              Markets,
                                                                                                               Inc.,
                                                                                                              Raymond
                                                                                                              James &
                                                                                                            Associates,
                                                                                                               Inc.,
                                                                                                             Southwest
                                                                                                            Securities,
                                                                                                               Inc.,
                                                                                                              Jackson
                                                                                                            Securities,
                                                                                                            Roosevelt &
                                                                                                               Cross
                                                                                                            Incorporated,
                                                                                                             Citi, Banc
                                                                                                             of America
                                                                                                             Securities
                                                                                                                LLC,
                                                                                                              Goldman,
                                                                                                              Sachs &
                                                                                                                Co.,
                                                                                                              Prager,
                                                                                                              Sealy &
                                                                                                             Co., LLC,
                                                                                                              Siebert
                                                                                                             Brandford
                                                                                                              Shank &
                                                                                                             Co., LLC,
                                                                                                             JPMorgan,
                                                                                                              Merrill
                                                                                                              Lynch &
                                                                                                            Co., Morgan
                                                                                                              Stanley,
                                                                                                               M.R.
                                                                                                               Beal
                                                                                                                &
                                                                                                              Company,
                                                                                                               Lehman
                                                                                                             Brothers,
                                                                                                             Ramirez &
                                                                                                             Co., Inc.,
                                                                                                            DEPFA First
                                                                                                               Albany
                                                                                                             Securities
                                                                                                             LLC, Loop
                                                                                                              Capital
                                                                                                              Markets,
                                                                                                              LLC, RBC
                                                                                                              Capital
                                                                                                              Markets,
                                                                                                              Wachovia
                                                                                                               Bank,
                                                                                                              National
                                                                                                            Association